Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made effective as of August 14, 2018, by and among RigNet, Inc., a Delaware corporation (the “Company”), and Digital Oilfield Investments LP (formerly known as, Dynamo Investment Partners L.P.), an exempted limited partnership organized under the laws of the Cayman Islands (the “Holder”).

The Holder (i) acquired pursuant to a Purchase Agreement, dated as of August 14, 2013, by and between Energy Growth Holding AS, Energy Growth AS, Cubera Secondary KS, KKR European Fund III, Limited Partnership and the Holder, as amended on September 18, 2013 (the “Purchase Agreement”), 4,049,691 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”) and warrants to purchase 700,309 shares of Common Stock (the “Warrants”), which Warrants were subsequently exercised on September 24, 2013 to acquire the underlying 700,309 shares of Common Stock (collectively, the “Existing Shares”) and (ii) acquired or may acquire from time to time from (and including) August 13, 2018 and prior to December 31, 2018, in the open market, in privately negotiated transactions, or otherwise additional shares of Common Stock (the “New Shares”). The Company and the Holder wish to set forth in this Agreement certain provisions relating to the granting of registration rights to the Holder with respect to Registrable Securities held by it.

Certain capitalized terms used in this Agreement are defined in paragraph 10 of this Agreement.

The parties hereto agree as follows:

1. Demand Registrations.

a. Requests for Registration and Sale. The Company and the Holder acknowledge that the Existing Registration Statement relating to the Existing Shares has been filed with and declared effective by the Commission. The Company agrees to use its reasonable best efforts to keep the Existing Registration Statement effective and, if required, to file with the Commission and have declared effective any successor registration statement relating to the Existing Shares if then required. Upon request of the Holder, the Company also agrees to use its reasonable best efforts to have an additional shelf registration statement on Form S-3 filed with the Commission and declared effective with respect to any New Shares. Subject to the limitations contained in this Agreement, at any time after the date of this Agreement and from time to time thereafter until the termination of this Agreement, the Holder may request, and the Company shall effect, a registration (on a shelf registration statement described above, or otherwise) and sale under the Securities Act of all or part of its Registrable Securities, which sale may be a “takedown” off the Existing Registration Statement or another Form S-3 shelf registration statement. All registrations and sales requested pursuant to this paragraph 1(a) are referred to in this Agreement as “Demand Registrations”. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and sold. Any underwritten sales by the Holder of Registrable Securities under a registration statement shall be deemed “Demand Registrations”, except for a Piggyback Registration pursuant to paragraph 2.

b. Number and Size of Requests. The Holder is entitled to request an aggregate of two (2) Demand Registrations on Form S-l or any similar long form registration statement and unlimited Demand Registrations on Form S-3 or any similar short form registration statement; provided, however, no demand shall be made for a Demand Registration on Form S-l if the Company is eligible to use Form S-3 or any similar short form registration statement for such Demand Registration or if the Registrable Securities to be sold have been registered on a Form S-3 shelf registration statement. Holder shall not demand for an underwritten sale with an expected aggregate gross proceeds of less than Twenty Million Dollars ($20,000,000) worth of Registrable Securities unless such sale constitutes all of the Holder’s Registrable Securities.

c. Cut Backs on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company and the Holder that, in such underwriter’s opinion, the aggregate number of securities requested to be included in such offering by the Holder exceeds the number of securities which can be sold in an orderly manner in such offering within a price range acceptable to the Holder, then the Company will include in such registration, prior to the inclusion of any other securities, the maximum number of Registrable Securities requested to be included by the Holder, which, in the opinion of such underwriters, can be sold in an orderly manner within such price range.

d. Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration (i) within twelve (12) months after the effective date of any Demand Registration, (ii) during any period in which the Company is in the process of negotiating or preparing, and ending on a date ninety (90) days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company or (iii) during any period in which the Company is in possession of material information concerning the Company or its business and affairs, the public disclosure of which would have a material adverse effect on the Company. In any given twelve (12) month period, the Company may effect one (1) postponement for up to one hundred eighty (180) days of the filing or the effectiveness of a registration statement for a Demand Registration if, in the opinion of the Company’s Board of Directors, such Demand Registration or offering of securities would reasonably be expected to have a material adverse effect on any plan of the Company or any of its subsidiaries to engage in any material acquisition of assets outside the ordinary course of business, any material merger, consolidation, or tender offer, or any other transaction; provided, however, that in such event, the Holder will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations, and the Company will pay all registration expenses in connection with such registration.

e. Effective Registration Statement. A Demand Registration shall not be presumed to have been requested if a registration statement with respect thereto shall not have become effective (unless such Demand Registration has not become effective due solely to the refusal of the Holder to proceed with the registration, provided such refusal is not due to the advice of its counsel that the registration statement, or the prospectus contained therein, or other documents incorporated by reference therein, contain or contains an untrue statement of a material fact or omits a statement of material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing), regardless of whether any Registrable Securities are sold pursuant to such registration.

2. Piggyback Registrations.

a. Right to Piggyback. Whenever the Company proposes to register or sell any of its securities under the Securities Act (whether such registration is a primary registration on behalf of the Company or a secondary registration on behalf of any other person holding any of the Company’s securities) other than in a Demand Registration and the registration form to be used is anything other than Forms S-4 or S-8 or any successor forms (a “Piggyback Registration”), a non-underwritten sale of its securities, or in connection with mergers, acquisitions or exchange offers, the Company will give prompt written notice to the Holder of its intention to effect such a registration or sale and the estimated price range of such offering and, except as provided in paragraph 2(b) below, will include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within fifteen (15) business days after the Holder’s receipt of the Company’s notice.

b. Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten offering and the managing underwriters advise the Company that in their opinion the number of securities requested by the Holder to be included in any Piggyback Registration causes the aggregate number of securities to be sold in such Piggyback Registration to exceed the number of securities which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell which, in the opinion of such underwriters, can be sold in an orderly manner within such price range and (ii) second, the Registrable Securities requested to be included in such registration by the Holder.

3. Registration Procedures. Whenever the Holder has requested that any Registrable Securities be registered pursuant to this Agreement or sold pursuant to a Demand Registration or Piggybank Registration, the Company will use reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (except in the case of a sale pursuant to a Piggyback Registration which sale has been terminated). Pursuant to such registration and sale, the Company will:

a. as soon as practicable, but in any event within ninety (90) days of a request for registration of Registrable Securities, prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, if requested, the Company will furnish to the counsel of the Holder copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment of such counsel with respect to any disclosure pertaining to such Holder);

b. as soon as practicable, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) one hundred twenty (120) days (subject to extension pursuant to the last paragraph of this paragraph 3) or, if such registration statement relates to an underwritten offering, such period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

c. furnish to the Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities;

d. if required, use its reasonable efforts to (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holder or underwriter reasonably requests and (ii) do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, however, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction);

e. notify the Holder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, is the subject of any stop order, or is otherwise not in compliance with the Securities Act or other applicable laws and, at the request of any underwriter or any such seller, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

f. cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to use reasonable efforts to be quoted on the NASDAQ national market automated quotation system;

g. enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holder may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

h. make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any underwriter, all relevant financial and other records, corporate documents and properties of the Company, and use reasonable efforts to cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

j. otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission;

k. if requested by the managing underwriters, if any, or the Holder promptly include in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or the Holder may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, that the Company shall not be required to take any actions under this Section 3(k) that are not, in the opinion of counsel for the Company, in compliance with applicable law; and

l. cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by such registration statement (including participation in “road shows”) taking into account the Company’s business needs.

The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subparagraph (e) above, the Holder will forthwith discontinue its distribution of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until its receipt of the copies of the supplemented or amended prospectus contemplated by subparagraph (e) above. In the event the Company shall give any such notice, the applicable time period mentioned in subparagraph (b) above during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subparagraph (e) above, to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subparagraph (e) above. Notwithstanding anything in the foregoing to the contrary, the Company shall not send such notice more than once in any given twelve (12) month period and such notice shall be effective for no more than 180 days.

4. Rights Granted to Third Persons. Notwithstanding any other rights granted to the Holder hereunder, in the event that the Company shall after the date of this Agreement grant rights and benefits to register any of its securities to any other person which are similar to, greater than, or more favorable to the interests of others when compared to those rights granted to the Holder hereunder, the Holder shall be entitled to exercise rights similar to those granted to such persons and this Agreement shall be amended ipso facto to the fullest extent necessary to grant such similar, greater or more favorable rights and benefits to the Holder.

5. Registration Expenses.

a. Expenses Paid by the Company. All expenses incident to any Demand Registration or Piggyback Registration effected pursuant to this Agreement and the Company’s performance of or compliance with this Agreement will be borne by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, duplicating and printing expenses, road show expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent public accountants, underwriters (excluding discounts and commissions with respect to Registrable Securities) and other persons retained by the Company. In addition, in connection with any Demand Registration or Piggyback Registration, the Company will bear the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or quoted on the NASDAQ national market automated quotation system. In connection with each Demand Registration and underwritten offering by Holder, the Company will reimburse the Holder for the reasonable fees and disbursements of one counsel chosen by the Holder; provided, however, that if any Other Registrable Securities are also included in such Demand Registration, the Company will only pay for one counsel mutually agreed by Holder and the holders of the Other Registrable Securities.

b. Expenses Paid by the Holder. The Holder will pay any underwriters’ discount or commission and registration fees applicable to the Registrable Securities, and any other expenses incurred by the Holder which are not borne by the Company as provided above.

6. Indemnification.

a. Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are covered by a registration statement or prospectus and its affiliates, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (each a “Loss”, or, collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, free writing prospectus or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and (without limitation of the preceding portions of this Section 6(a)) will reimburse each such holder, each of its affiliates, officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees and each Person who controls each such holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, Loss, damage, liability, or expense arises out of or is based on any untrue statement or omission by such holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, free writing prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such holder for use therein. It is agreed that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such Loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

b. Indemnification by Holder of Registrable Securities. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Agreement, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other holders of Registrable Securities, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and all other prospective sellers, from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to (without limitation of the portions of this Section 6(b)) reimburse the Company, its directors and officers and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and all other prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, Loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such holder for inclusion in such registration statement, prospectus, offering circular or other document; provided, that the obligations of such holder under such undertaking shall not apply to amounts paid in settlement of any such claims, Losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such holder of Registrable Securities shall be limited to the net proceeds received by the holder from the sale of Registrable Securities covered by such registration statement.

c. Conduct of Indemnification Proceedings. If any person shall be entitled to indemnity hereunder or under the undertaking contemplated by Section 6(b) (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall have the right to employ separate counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

d. Contribution. If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 6(d), an Indemnifying Party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 6(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

e. Registration and Qualification under Other Securities Laws. Indemnification similar to that specified above in this paragraph 6 (with appropriate modifications) shall be given by the Company and the Holder with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

f. Advancement of Expenses. Upon the prior express approval of the indemnifying party, which approval shall not be unreasonably withheld, the indemnification required by this paragraph 6 shall be made by periodic payments of the amount thereof during the course of the defense, as and when bills are received or expense, loss, damage or liability is incurred, subject to refund if it is determined the party incurring such expenses is not entitled to be indemnified under this Agreement.

7. Underwritten Registrations.

a. Demand Underwritten Registrations. If the proposed sale by the Holder is an underwritten offering of Registrable Securities pursuant to a Demand Registration (including the Existing Registration Statement), the Company will enter into an underwriting agreement in customary form with the underwriters for such offering. Such agreement shall be reasonably satisfactory in substance and form to the Company and the Holder, and the underwriters and shall contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities substantially as provided in paragraph 6.

b. Demand or Piggyback Underwritten Registrations. No underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holder, the Registrable Securities, the Holder’s intended method of distribution and any other representation required by law or that are reasonably requested by the underwriter.

c. Participation in Underwritten Registrations. No person may participate in any registration hereunder which is underwritten unless such person agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements at the price approved by such person or persons.

8. Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give each Holder of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give any such underwriters and their counsel such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such underwriters’ counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

9. Definitions.

a. “Affiliate” shall have the meaning set forth in Securities Exchange Commission Rule 405, promulgated under the Securities Act.

b. “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

c. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

d. “Existing Registration Statement” means the Company’s registration statement on Form S-3 (File No. 333-217867) that was declared effective on June 2, 2017, as the same may be amended or extended, relating to the Existing Shares.

e. “Losses” means losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement as incurred.

f. “Person” or “person” shall mean any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

g. “Registrable Securities” means (i) the Existing Shares, (ii) any New Shares and (iii) any other securities received on account of any of the foregoing in any stock split, stock dividend, recapitalization or similar event; provided, however, that any such securities described in the foregoing clauses (i) through (iii) will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or pursuant to a transaction exempt from registration under Rule 144 under the Securities Act (or any similar rule then in force) or when all such securities can be sold without restriction under Rule 144(k).

h. “Securities Act” means the Securities Act of 1933, as amended.

10. Termination. This Agreement, other than the provisions of paragraph 6, insofar as such provisions relate to completed offerings, and paragraph 11 shall terminate when the Holder no longer holds Registrable Securities.

11. Assignment. Notwithstanding anything herein to the contrary, the registration rights of the Holder granted by this Agreement are transferable to any recipient of a Registrable Security that acquires the same in a lawful manner and is (i) a partner or retired partner of the Holder if it is a partnership, (ii) a member or former member of the Holder if it is a limited liability company, (iii) an officer or director or any former officer or director of the Holder if it is a corporation, (iv) an Affiliate of the Holder or (v) in connection with a pledge of Registrable Securities to a bona fide lender; provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; provided, further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement.

13. Miscellaneous.

a. Current Public Information. The Company shall use commercially reasonable efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder and shall take such further action as any Holder of Restricted Securities (as that term is defined by Rule 144 adopted by the Commission under the Securities Act) may reasonably request to the extent required to enable such Holder to sell Restricted Securities pursuant to Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission. Upon request, the Company shall deliver to any Holder of securities of the Company a written statement as to whether it has complied with such requirements.

b. Selection of Underwriters. The Company will select the investment banker(s) and manager(s) to administer any underwritten offering effected pursuant to a Demand Registration or Piggyback Registration, provided, however, that in the case of an underwritten offering by Holder such selection shall be subject to approval of the Holder, which approval shall not be unreasonably withheld, conditioned or delayed.

c. Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

d. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written collective consent of the Company and the Holder.

e. Successors and Assigns. Except as otherwise provided, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Except as otherwise provided herein or in any express assignment of this Agreement by the Holder, the provisions of this Agreement which are for the benefit of the Holder are also for the benefit of, and enforceable by, any subsequent Holder of the Registrable Securities, which subsequent Holder shall be presumed to be a “Holder” upon any transfer made pursuant to the terms of this Agreement.

f. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

g. Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

h. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

i. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the conflict of laws provisions, of the State of New York.

j. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be presumed to have been given when delivered personally to the recipient, sent to the recipient by facsimile or by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to each party to this Agreement at the address indicated below, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party:

If to the Company, to it at:

RigNet, Inc.

15115 Park Row, Suite #300

Houston, Texas 77084

Attention: General Counsel

Facsimile No.: 281-674-0101

With a copy to (which shall not constitute notice hereunder):

Norton Rose Fulbright

Fulbright Tower

1301 McKinney St., Suite 5100

Houston, Texas 77010

Attention: Brian P. Fenske

Facsimile No.: 713-651-5246

If to the Holder, to it at:

c/o Kohlberg Kravis Roberts & Co. L.P.

9 West 57th Street, Suite 4200

New York, New York 10019

Attention: David Sorkin, Esq.

Fax: (212) 750-0003

With a copy to (which shall not constitute notice hereunder):

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Gary Horowitz, Esq.

                  Joseph Kaufman, Esq.

Phone: (212) 455-2000

Fax: (212) 455-2502

k. Inconsistent Agreements. The Company will not enter into agreements which legally conflict with this Agreement.

1. Registration Not Required. The Company will not be obligated to include any shares of Registrable Securities in a Demand Registration or a Piggyback Registration if the requested registration is not at that time required to permit the proposed disposition or any resale of such Registrable Securities without restrictions on transfer under the Securities Act.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

“COMPANY”

RIGNET, INC.

By:	/s/ Brad Eastman
Name: Brad Eastman
Title: Senior Vice President & General Counsel

“HOLDER”

DIGITAL OILFIELD INVESTMENTS LP

By: Digital Oilfield Investments GP Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

[Signature Page to Registration Rights Agreement]